UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 6, 2013

PERCEPTRON, INC.

------------------------------------------------------------------------------

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

------------------------------------------------------------------------------

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 6, 2013, Perceptron, Inc. (“Company”) and Comerica Bank entered into the Fifth Amendment to the Credit Agreement dated as of November 16, 2010 (as amended, the “Credit Agreement”). The Fifth Amendment amended Section 8.8 of the Credit Agreement to permit the Company to pay cash dividends in an amount not to exceed $1,800,000 in any fiscal year of the Company (or in the case of the Company’s fiscal year ending June 30, 2013, $3,700,000) so long as at the time declared and paid and after giving effect thereto no Event of Default shall have occurred and be continuing. All other material terms of the Credit Agreement remain in full force and effect, without waiver or modification. The foregoing is qualified in its entirety by reference to the Fifth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01. OTHER EVENTS

On May 7, 2013, Perceptron, Inc. (the “Company”) announced that its Board of Directors declared an annual dividend of fifteen cents ($0.15) per share of Common Stock. The dividend will be paid on June 27, 2013 to shareholders of record at the close of business on June 6, 2013.

The Company’s Board of Directors may change the Company’s dividend policy and dividend amounts at any time, or discontinue the payment of dividends altogether, due to a number of factors, including covenants in the Company’s loan agreement requiring the approval of the Company’s bank prior to the payment of dividends, the Company’s levels of available capital, the Company’s future operating results, or the determination to use or reserve the Company’s cash resources for other purposes.

A copy of the press release announcing the dividend declaration is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

C. Exhibits.

Exhibit No.	Description

10.1	Fifth Amendment to the Amended and Restated Credit Agreement, dated November 16, 2010, between Perceptron, Inc. and Comerica Bank
99.1	Press Release dated May 7, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date: May 7, 2013	/s/ David W. Geiss
By: David W. Geiss
Title: Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Fifth Amendment to the Amended and Restated Credit Agreement, dated November 16, 2010, between Perceptron, Inc. and Comerica Bank
99.1	Press Release dated May 7, 2013.